UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 8, 2003


                         OMEGA HEALTHCARE INVESTORS, INC
               (Exact name of Registrant as specified in charter)


                                    Maryland
                 (State or other jurisdiction of incorporation)

                 1-11316                          38-3041398
       (Commission File Number)      (I.R.S. Employer Identification No.)

      9690 Deereco Rd., Suite 100
          Timonium, Maryland                                 21093
 (Address of Principal Executive Offices)                  (Zip Code)

        Registrant's telephone number, including area code: 410-427-1700

          (Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          Exhibit No.      Description
          ----------       -----------
          99.1             Press Release, dated May 8, 2003, of Omega Healthcare
                           Investors, Inc.

Item 9. Regulation FD Disclosure.

     The following information is intended to be included under "Item 12. Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

     On May 8, 2003, Omega Healthcare Investors, Inc. (the "Company") issued a press release regarding its financial results for the quarter ended March 31, 2003. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       OMEGA HEALTHCARE, INC.

                                       By:  /s/ C. TAYLOR PICKETT
                                            ----------------------------
                                                C. Taylor Pickett
                                                Chief Executive Officer

Dated:  May 8, 2003

                                  EXHIBIT INDEX

Exhibit
  No.     Description
-------   ------------
99.1      Press Release, dated May 8, 2003, of Omega Healthcare Investors, Inc.